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                                                                      Exhibit 10

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 16, 2003 in this Registration Statement (Form N-1A Nos. 033-39659 and 811-06292) of UBS Tactical Allocation Fund.

                                                               ERNST & YOUNG LLP

New York, New York
February 19, 2004